                                                                   EXHIBIT 10.06

                       THIRD AMENDMENT TO CREDIT AGREEMENT

         This Third Amendment to Credit Agreement (this "Amendment") is entered into as of January 22, 2002 (but with an effective date of September 30, 2001 pursuant to Section 4 below) among (i) CARAUSTAR INDUSTRIES, INC. (the "Borrower"), (ii) the subsidiaries of the Borrower identified as Guarantors on the signature pages hereto, (iii) the Lenders identified on the signature pages hereto and (iv) BANK OF AMERICA, N.A., as Administrative Agent (the "Administrative Agent"). All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Credit Agreement referred to below.

                                    RECITALS

         A. A Credit Agreement dated as of March 29, 2001 (as amended by that certain First Amendment to Credit Agreement dated as of September 10, 2001 and that certain Second Amendment to Credit Agreement dated as of November 30, 2001 and as further modified or amended from time to time, the "Credit Agreement") has been entered into by and among the Borrower, the Guarantors party thereto (the "Guarantors"), the financial institutions party thereto (the "Lenders") and the Administrative Agent.

         B. The Borrower has requested, and the Required Lenders have agreed to, an amendment of the terms of the Credit Agreement as set forth below.

                                    AGREEMENT

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Amendments to Section 1.1 of the Credit Agreement. The definitions of "Interest Expense", "Premier Boxboard Interest Expense" and "Standard Gypsum Interest Expense" found in Section 1.1 of the Credit Agreement are hereby amended in their entirety to read as follows:

                  (a) "Interest Expense" means, for any period, as applied to the Borrower and its Consolidated Subsidiaries, all interest expense (whether paid or accrued) and capitalized interest, including without limitation
                           (a) the amortization of debt discount and premium,
                           (b) the interest component under Capital Leases and synthetic leases and (c) the implied interest component, discount or other similar fees or charges in connection with any asset securitization program, net of interest income of the Borrower and its Subsidiaries (including any net amount payable or receivable under any Hedging Agreement regarding the hedging of interest rate risk exposure) and, in each case, as determined and computed on a Consolidated basis in accordance with GAAP.

                  (b) "Premier Boxboard Interest Expense" means, for any period, as applied to Premier Boxboard and its Consolidated Subsidiaries, all interest expense (whether paid or accrued) and capitalized interest, including without



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                           limitation (a) the amortization of debt discount and
                           premium, (b) the interest component under Capital Leases and synthetic leases and (c) the implied interest component, discount or other similar fees or charges in connection with any asset securitization program, net of interest income of Premier Boxboard and its Subsidiaries (including any net amount payable or receivable under any Hedging Agreement regarding the hedging of interest rate risk exposure) and, in each case, as determined and computed on a Consolidated basis in accordance with GAAP.

                  (c) "Standard Gypsum Interest Expense" means, for any period, as applied to Standard Gypsum and its Consolidated Subsidiaries, all interest expense (whether paid or accrued) and capitalized interest, including without limitation (a) the amortization of debt discount and premium, (b) the interest component under Capital Leases and synthetic leases and (c) the implied interest component, discount or other similar fees or charges in connection with any asset securitization program, net of interest income of Standard Gypsum and its Subsidiaries (including any net amount payable or receivable under any Hedging Agreement regarding the hedging of interest rate risk exposure) and, in each case, as determined and computed on a Consolidated basis in accordance with GAAP.

         2. Amendment to Section 9.1(b) of the Credit Agreement. Section 9.1(b) of the Credit Agreement is hereby amended by replacing the chart found therein with the following:

                      Period                               Ratio
                      ------                               -----
 fiscal quarter ending March 31, 2001                     2.50:1.0
 fiscal quarter ending June 30, 2001                      2.50:1.0
 fiscal quarter ending September 30, 2001                 2.50:1.0
 fiscal quarter ending December 31, 2001                  2.25:1.0
 fiscal quarter ending March 31, 2002                     2.25:1.0
 fiscal quarter ending June 30, 2002                      2.50:1.0
 fiscal quarter ending September 30, 2002                 2.75:1.0
 fiscal quarter ending  December 31, 2002 and each        3.00:1.0
 fiscal quarter ending thereafter

         3. Representations and Warranties. Each Credit Party hereby represents and warrants to the Administrative Agent and the Lenders that (a) no Default or Event of Default exists; (b) all of the representations and warranties set forth in the Loan Documents are true and correct in all material respects as of the date hereof (except for those that expressly state that they


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are made as of an earlier date); and (c) it has no claims, counterclaims, offsets, credits or defenses to its obligations under the Loan Documents or, to the extent it does, they are hereby released in consideration of the Required Lenders entering into this Amendment.

         4. Conditions Precedent; Effective Date. This Amendment shall be deemed effective as of September 30, 2001, provided that each of the following conditions precedent has been satisfied:

                  (a) The Administrative Agent shall have received from the Credit Parties and the Required Lenders duly executed counterparts of this Amendment; and

                  (b) The Administrative Agent shall have received from the Borrower an amendment fee equal to 0.15% multiplied by the aggregate Revolving Credit Commitments of the Consenting Lenders (as defined below), such fee being for the account of each such Consenting Lender pro rata according to such Lender's Revolving Credit Commitment; provided, however, that such fee shall be payable only to those Lenders (the "Consenting Lenders") that shall have returned (including via telecopy) executed signature pages to this Amendment on or before Friday, January 18, 2002, as directed by the Administrative Agent.

         5. Ratification of Credit Agreement. The term "this Agreement" or "Credit Agreement" and all similar references as used in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as herein specifically agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

         6. Authority/Enforceability. Each of the Credit Parties hereto represents and warrants as follows:

                  (a) It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

                  (b) This Amendment has been duly executed and delivered by such Person and constitutes such Person's legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

                  (c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment.

         7. Expenses. The Borrower agrees to pay all reasonable costs and expenses in connection with the preparation, execution and delivery of this Amendment, including without


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limitation the reasonable fees and expenses of Moore & Van Allen PLLC, special counsel to the Administrative Agent.

         8. Counterparts/Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts by telecopy shall be effective as an original and shall constitute a representation that an original will be delivered.

         9. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA.

         10. Entirety. This Amendment and the other Loan Documents embody the entire agreement between the parties and supersede all prior agreements and understandings, if any, relating to the subject matter hereof. These Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no oral agreements between the parties.


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         This Amendment shall be deemed to be effective as of the day and year first above written.


BORROWER:                  CARAUSTAR INDUSTRIES, INC.,
                           a North Carolina corporation

                           By: /s/ H. Lee Thrash, III
                               ----------------------------------
                           Name:   H. Lee Thrash, III
                           Title:  Vice President Planning & Development
                                   and Chief Financial Officer


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GUARANTORS:      AUSTELL HOLDING COMPANY, LLC,
                 a Georgia corporation
                 CAMDEN PAPERBOARD CORPORATION,
                 a New Jersey corporation
                 CARAUSTAR CUSTOM PACKAGING GROUP, INC.,
                 a Delaware corporation
                 CARAUSTAR CUSTOM PACKAGING GROUP (MARYLAND), INC., a Maryland corporation
                 CARAUSTAR INDUSTRIAL & CONSUMER PRODUCTS GROUP, INC. , a Delaware corporation
                 CARAUSTAR MILL GROUP, INC., an Ohio corporation f/k/a Caraustar Paperboard Corporation (as successor by merger to Austell Box Board Corporation, Buffalo Paperboard Corporation, Carolina Component Concepts, Inc., Carolina Converting Incorporated, Carolina
                 Paper Board Corporation, Carotell Paper Board Corporation, Chattanooga Paperboard Corporation, Cincinnati Paperboard Corporation, Columbus
                 Recycling, Inc., New Austell Box Board Company, Paper Recycling, Inc., Reading Paperboard Corporation, Richmond Paperboard Corporation and Sweetwater Paper Board Company, Inc.)
                 CARAUSTAR RECOVERED FIBER GROUP, INC.,
                 a Delaware corporation
                 CHICAGO PAPERBOARD CORPORATION,
                 an Illinois corporation
                 FEDERAL TRANSPORT, INC.,
                 an Ohio corporation
                 GYPSUM MGC, INC.,
                 a Delaware corporation
                 HALIFAX PAPER BOARD COMPANY, INC.,
                 a North Carolina corporation
                 MCQUEENEY GYPSUM COMPANY,
                 a Delaware corporation
                 MCQUEENY GYPSUM COMPANY, LLC,
                 a Delaware corporation
                 PBL INC.,
                 a Delaware corporation
                 SPRAGUE PAPERBOARD, INC.,
                 a Connecticut corporation

                 By: /s/ H. Lee Thrash, III
                     -------------------------------
                 Name:   H. Lee Thrash, III
                 Title:  Vice President Planning & Development
                         of each of the foregoing Guarantors


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                 CARAUSTAR, G.P.,
                 a South Carolina general partnership

                 By:      CARAUSTAR INDUSTRIES, INC.,
                          a North Carolina corporation, general partner

                          By: /s/ H. Lee Thrash, III
                              ------------------------
                          Name:  H. Lee Thrash, III
                          Title: Vice President

                 By:      CARAUSTAR INDUSTRIAL & CONSUMER PRODUCTS
                          GROUP, INC., a Delaware corporation, general partner

                          By: /s/ H. Lee Thrash, III
                              ---------------------------
                          Name:  H. Lee Thrash, III
                          Title: Vice President


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LENDERS:                            BANK OF AMERICA, N.A.,
                                    as Administrative Agent and individually as an Issuing Lender and a Lender


                                    By: /s/ Thomas R. Sullivan
                                       ---------------------------
                                    Name:   Thomas R. Sullivan
                                    Title:  Vice President


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                               BANKERS TRUST COMPANY,
                               individually as an Issuing Lender and a Lender


                               By:/s/ M.A. Orlando
                                  -----------------------
                               Name:   Marco A. Orlando
                               Title:  Director


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                               CREDIT SUISSE FIRST BOSTON


                               By: /s/ Jay Chall
                                   ----------------
                               Name   Jay Chall
                               Title: Director


                               By: /s/ Jeffrey Bernstein
                                   -----------------------
                               Name    Jeffrey Bernstein
                               Title:  Vice President


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                                    CREDIT LYONNAIS NEW YORK BRANCH


                                    By:/s/ Rod Hurst
                                       --------------------------
                                    Name:   Rod Hurst
                                    Title:  Vice President


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                                    THE BANK OF NEW YORK


                                    By:/s/ Thomas J. McCormack
                                       -----------------------------
                                    Name: Thomas J. McCormack
                                    Title:  Assistant Vice President


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